Exhibit 99.2
Domo Announces Leadership Transition

John Mellor Promoted to Chief Executive Officer
Catherine Wong Promoted to Chief Operating Officer
Carine Clark Transitions to Executive Chair of the Board of Directors

John Pestana Appointed to Board of Directors

Josh James Steps Down as Chief Executive Officer and Director

SILICON SLOPES, Utah – March 1, 2022 – Domo, Inc. (Nasdaq: DOMO) today announced a leadership transition, effective immediately, that leverages the breadth and depth of the company’s existing talent to promote continued growth. John Mellor, Domo’s Chief Strategy Officer since 2019, has been named Chief Executive Officer and a member of the Board of Directors. Catherine Wong, Domo’s Chief Product Officer and EVP of Engineering since 2013, has been named Chief Operating Officer.

Josh James has stepped down as the company’s CEO, Chairman and as a director. Josh founded Domo in 2010 with the mission of transforming business by putting data to work for everyone. The company has grown significantly since that time. For the fourth quarter of fiscal year 2022, Domo achieved record billings of $108 million, an increase of 30% year-over-year. Domo became cash-flow positive in fiscal year 2021.
Domo also announced that the Board of Directors has elected Carine Clark as Executive Chair and appointed John Pestana as a new independent director. Carine has been a director since March 2019 and has served as a member of the Audit Committee and as Chairperson of the Compensation Committee. She previously served as president and Chief Executive Officer at Banyan, a SaaS company, and is currently a venture partner at Pelion Venture Partners. Previously, Carine held leadership positions in software, market research and marketing companies. John Pestana is a distinguished entrepreneur, Co-Founder and CEO of ObservePoint. He was also the co-founder of Omniture, which was acquired by Adobe in 2009. With John Pestana’s appointment, the size of the Board will increase from seven to eight members.

“I am excited to become Domo’s Executive Chair and look forward to working closely with John and Catherine in their new roles. Both appointments are a natural progression for these respected and talented executives, who have each held senior leadership roles at Domo and Adobe,” said Carine. “John has made considerable contributions to our progress since joining Domo in 2019 and is keenly focused on advancing our growth strategy and maintaining operational efficiencies. While at Adobe, he was VP of Strategy and Business for the company’s Digital Experience business unit which grew from $300 million to nearly $3 billion in annual revenue. We are confident that John possesses the experience and expertise to lead our team in the next chapter of growth and innovation. Since joining Domo from Adobe in 2013, Catherine has added extensive technology and engineering management experience to Domo’s seasoned leadership team. As COO, she will be further empowered to guide Domo on an accelerated path forward.”

“I joined Domo because of its incredible team, outstanding technology and highly engaged customer base,” said John. “As CEO, I’m committed to continuing our growth and industry leadership through our ongoing innovation for customers, a disciplined go-to-market strategy, and building on a culture of high-performance and inclusivity. I’m especially pleased that Catherine has been promoted to COO and am grateful for the continued support and contributions of Domo’s entire leadership team, who have helped Domo deliver significant value to our shareholders.”

John continued, “I am extremely optimistic about our future and the horsepower of the entire Domo team. Digital transformation remains a massive opportunity and the outlook remains strong for years to come. We are well positioned to help customers improve the millions of decisions and processes throughout their organizations with data. Speed and scale are critical, and that’s where we win. We’ll continue to leverage our technological advantages and customer-centric focus to drive our growth.”

Josh said, “We recruited John Mellor to the company nearly three years ago because of his leadership attributes and deep industry experience. I’m very excited for Domo’s future under his stewardship. I have an aligned and substantial interest in Domo doing well, and I’ll continue to be its biggest cheerleader. I look forward to seeing the next generation of management take Domo’s performance to the next level.”

Domo is regularly recognized as one of the top vendors to analytical and business intelligence platforms based on its commitment to product innovation, go-to-market initiatives and overall customer success. The company saw continued market demand for its core modern BI solution and increasing demand for data-enabled apps to help customers run their businesses on the Domo platform, while achieving a 90%-plus retention rate.

About John Mellor
John has more than 25 years of experience in the tech industry. Since 2019, he has been responsible for shaping Domo’s corporate strategy, positioning and marketing. Prior to Domo, John was vice president for strategy and business operations for Adobe’s Digital Experience business unit, while the business grew from $300 million to nearly $3 billion in annual revenue. He joined Adobe through its acquisition of Omniture, the industry’s largest standalone web analytics business, where he served as executive vice president of strategy and business development. John holds both a B.S. degree in mechanical engineering and an M.B.A. from Brigham Young University.
About Catherine Wong
Catherine leads Domo’s global engineering, product and design teams. With an extensive background in technology and engineering management, she has led the development of the Domo platform from the ground up. Her customer-centric approach has ensured Domo’s ability to grow at the speed and scale needed by its customers. Prior to Domo, Catherine held a number of key global leadership roles at Adobe and Omniture across product, M&A and engineering. Catherine currently serves as a director on the board of Amplitude. She holds a B.S. degree in computer science from Brigham Young University.

About Carine Clark
Carine has served on the Domo Board of Directors since March 2019. She previously served as President and Chief Executive Officer at Banyan, a SaaS company, and is currently a venture partner at Pelion Venture Partners. She previously served as president and Chief Executive Officer for Allegiance Software from January 2013 until it was acquired by Maritz Market Research and became MaritzCX in December 2014. After the acquisition, Carine continued to serve as President and Chief Executive Officer of MaritzCX, a customer experience and market research company, until December 2016. She is a member of the Board of Directors of Focus Universal and a number of private companies, as well as community groups and serves on the executive boards of the Utah Governor’s Office of Economic Opportunity and Silicon Slopes. Carine holds a B.A. in organizational communications and an M.B.A. from Brigham Young University.
About John Pestana
John has over 20 years of experience in SaaS software development and digital data and analytics. A distinguished entrepreneur, he currently serves as the CEO of ObservePoint, a data governance company helping customers manage technology, marketing and privacy in a digital ecosystem. Prior to ObservePoint, John was the Co-Founder of Omniture, which developed from a student-run business to a worldwide, publicly traded company in 2006 before the company was acquired by Adobe in 2009. John’s influence and accomplishments as a pioneering executive, have been recognized by Ernst and Young and the BYU Marriott School Center for Entrepreneurship & Technology. He also serves on the national board of the Digital Analytics Association.

About Domo
Domo (Nasdaq: DOMO) is the Business Cloud, transforming business by putting data to work for everyone. With Domo, critical processes that took weeks, months or more can now be done on-the-fly, in minutes or seconds, at unbelievable scale. For more information, visit www.domo.com. You can also follow Domo on Twitter, Facebook and LinkedIn.
Domo, Domo Business Cloud and Domo is the Business Cloud are registered trademarks of Domo, Inc.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our future growth and performance, our market opportunity, and demand for our products and services. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
Contacts
Domo, Inc.
PR@domo.com